Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE
TransUnion and Neustar Announce Transaction Close
TransUnion’s Largest Acquisition to Date Will Accelerate Growth of Identity-Based Solutions
Chicago and Reston, Va. - December 1, 2021 – TransUnion (NYSE: TRU) and Neustar Inc. (“Neustar”), today announced that TransUnion has completed its $3.1 billion acquisition of Neustar from a private investment group led by Golden Gate Capital and with minority participation by GIC.
Neustar, a premier identity resolution company with leading solutions in Marketing, Fraud and Communications, enables customers to build connected consumer experiences by combining decision analytics with real-time identity resolution services driven by its OneID™ platform. Like TransUnion, Neustar has built its brand and reputation on fostering trusted connections between consumers and businesses to help them transact with greater confidence.
“We look forward to beginning a smooth integration of the two businesses,” said Chris Cartwright, President and CEO, TransUnion. “As digital commerce continues to grow globally, we’re confident that TransUnion’s powerful digital identity assets, augmented by Neustar’s distinctive talent, data, digital resolution capabilities, and products and services will extend trust among consumers and businesses and enhance our position as a global information and insights company.”
“This is an exciting milestone for Neustar,” commented Charlie Gottdiener, President and CEO, Neustar. “Solutions that facilitate global commerce by enabling secure online transactions are in great demand in today’s growing digital economy. The combination of TransUnion’s powerful digital identity assets and Neustar’s distinctive data and identity resolution capabilities presents enormous opportunities ahead.”
Neustar’s security business, Neustar Security Services, is excluded from the transaction and now operates as a standalone portfolio company of Golden Gate Capital and GIC.
Deutsche Bank acted as lead M&A advisor to TransUnion. Deutsche Bank Securities Inc. also acted as lead financing arranger along with Bank of America, N.A., Capital One, N.A. and RBC Capital Markets who acted as joint arrangers for TransUnion. Simpson Thacher & Bartlett LLP served as legal advisor to TransUnion.
Evercore served as lead financial advisor to Golden Gate Capital and GIC. JP Morgan also served as a financial advisor, and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal advisor. Sidley Austin served as legal advisor to GIC.
About TransUnion (NYSE: TRU)
TransUnion is a global information and insights company that makes trust possible in the modern economy. We do this by providing an actionable picture of each person so they can be reliably represented in the marketplace. As a result, businesses and consumers can transact with confidence and achieve great things. We call this Information for Good®.
A leading presence in more than 30 countries across 5 continents, TransUnion provides solutions that help create economic opportunity, great experiences and personal empowerment for hundreds of millions of people.
http://www.transunion.com/business
About Neustar
Neustar is an information services and technology company and a leader in identity resolution providing the data and technology that enable trusted connections between companies and people at the moments that matter most. Neustar offers industry-leading solutions in marketing, risk, communications, and security that responsibly connect data on people, devices, and locations, continuously corroborated through billions of transactions. Neustar serves more than 8,000 clients worldwide, including 60 of the Fortune 100. Learn how your company can benefit from the power of trusted connections here: https://www.home.neustar.
About Golden Gate Capital
Golden Gate Capital is a San Francisco-based private equity investment firm with over $19 billion in cumulative committed capital. The principals of Golden Gate Capital have a long and successful history of investing across a wide range of industries and transaction types, including going-privates, corporate divestitures, and recapitalizations, as well as debt and public equity investments. Notable software and technology enabled services investments sponsored by Golden Gate Capital include Infor, BMC Software, LiveVox, Vector Solutions, Ex Libris, 2020 Technologies and Ensemble Health Partners. For more information, visit www.goldengatecap.com.
About GIC
GIC is a leading global investment firm established in 1981 to secure Singapore’s financial future. As the manager of Singapore’s foreign reserves, we take a long-term, disciplined approach to investing, and are uniquely positioned across a wide range of asset classes and active strategies globally. These include equities, fixed income, real estate, private equity, venture capital, and infrastructure. Our long-term approach, multi-asset capabilities, and global connectivity enable us to be an investor of choice. We seek to add meaningful value to our investments. Headquartered in Singapore, we have a global talent force of over 1,800 people in 10 key financial cities and have investments in over 40 countries.
TransUnion Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as “anticipate,” “expect,” “guidance,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “potential,” “continues,” “seeks,” “predicts,” or the negative of these words and other similar expressions.
Factors that could cause actual results to differ materially from those described in the forward-looking statements include: failure to realize the synergies and other benefits expected from the acquisition of Neustar; the possibility that the acquisition, including the integration of Neustar, may be more costly to complete than anticipated; business disruption following the acquisition closing; risks related to disruption of management time from ongoing business operations and other opportunities due to the acquisition; the effects of pending and future legislation and regulatory actions and reforms; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond TransUnion’s control; risks related to TransUnion’s indebtedness, including our ability to make timely payments of principal and interest and our ability to satisfy covenants in the agreements governing our indebtedness; the effects of the ongoing COVID-19 pandemic on TransUnion and Neustar; and other one-time events and other factors that can be found in our Annual Report on Form 10-K for the year ended December 31, 2020, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). Many of these factors are beyond our control. The forward-looking statements contained in this press release speak only as of the date of this press release. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this press release.

For TransUnion
Contact Dave Blumberg
E-mail dblumberg@transunion.com

Telephone 312-972-6646

For Neustar
Contact Trish Drennan
E-mail Trish.Drennan@team.neustar

For Golden Gate Capital
Contact David Isaacs / Anne Nisperos Hew
E-mail GoldenGate-SVC@sardverb.com

For GIC
Contact Katy Conrad
E-mail katyconrad@gic.com.sg